UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017
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NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)
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Maryland	001-11290	56-1431377
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 South Orange Avenue
Suite 900
Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (407) 265-7348

Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 25, 2017, National Retail Properties, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). The matters submitted to the Company's stockholders for a vote included (a) the election of nine directors, (b) an advisory vote on executive compensation, (c) an advisory vote on the frequency of holding an advisory vote on executive compensation, (d) an approval of the 2017 Performance Incentive Plan and (e) the ratification of the selection of the Company's independent registered public accounting firm for 2017. The results of such votes are set forth herein.
Proposal 1: Election of Directors
The nine nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Withheld	Broker Non-Votes

Pamela K. M. Beall	122,895,867	689,295	14,214,616
Steven D. Cosler	122,879,543	705,619	14,214,616
Don DeFosset	122,286,805	1,298,357	14,214,616
David M. Fick	122,411,100	1,174,062	14,214,616
Edward J. Fritsch	122,415,531	1,169,631	14,214,616
Kevin B. Habicht	110,858,780	12,726,382	14,214,616
Robert C. Legler	118,793,210	4,791,952	14,214,616
Sam L. Susser	122,856,280	728,882	14,214,616
Julian E. Whitehurst	122,881,789	703,373	14,214,616
There were no votes against the nominees with respect to Proposal 1.
Proposal 2: An advisory vote on executive compensation
The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes
117,553,724	5,542,622	488,816	14,214,616
Proposal 3: An advisory vote on the frequency of holding an advisory vote on executive compensation
The Company's stockholders approved, on an advisory basis, to hold an advisory vote on executive compensation on an annual basis. The tabulation of votes was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
100,650,238	339,507	22,214,485	380,932	14,214,616
Proposal 4: An approval of the Company's 2017 Performance Incentive Plan
The Company's stockholders approved the 2017 Performance Incentive Plan as set forth below:

For	Against	Abstain	Broker Non-Votes
117,020,077	6,181,147	383,938	14,214,616
Proposal 5: Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm
The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, was ratified as set forth below:

For	Against	Abstain
136,824,488	642,481	332,809
There were no broker non-votes with respect to Proposal 5.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:    /s/ Kevin B. Habicht
Name:    Kevin B. Habicht
Title:    Executive Vice President,
Chief Financial Officer,
Assistant Secretary, and Treasurer

Dated: May 31, 2017